                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

    PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [_]

                           Check the appropriate box:
                         [X] Preliminary Proxy Statement
       [_] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))
                         [_] Definitive Proxy Statement
                       [_] Definitive Additional Materials
        [_] Soliciting Material Pursuant ss.240.14a-11(c) or ss.240.14a-12

                                  Turner Funds
                (Name of Registrant as Specified in its Charter)

          (Name of Person(s) Filing Proxy Statement, if other than Registrant)

          Payment of Filing Fee (Check the Appropriate box):

          [X] No fee required.
          [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

               1) Title of each class of securities to which transaction applies:

                    ------------------------------------------------------------

               2)   Aggregate number of securities to which transaction applies:

                    ------------------------------------------------------------

               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

                    ------------------------------------------------------------

               4)   Proposed maximum aggregate value of transaction:

                    ------------------------------------------------------------

               5)   Total fee paid:

                    ------------------------------------------------------------

* Set forth the amount on which the filing fee is calculated and state how it was determined.

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
                                  ----------------------------------------------

     2)   Form, Schedule or Registration Statement No.:
                                                        ------------------------

     3)   Filing Party:
                        --------------------------------------------------------

     4)   Date Filed:
                        --------------------------------------------------------

                   PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND

                                   A SERIES OF
                                THE TURNER FUNDS

Dear Shareholder,

A Special Meeting of Shareholders of the Penn Capital Strategic High Yield Bond Fund (the "PC Fund"), a series of the Turner Funds (formerly, TIP Funds), has been scheduled for Friday, March 29, 2002. If you are a shareholder of record as of the close of business on Monday, February 25, 2002, you are entitled to vote at the meeting and any adjournments of the meeting.

While you are, of course, welcome to join us at the meeting, most shareholders cast their votes by completing and signing the enclosed proxy card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted. You may also vote over the Internet or by telephone by following the enclosed instructions.

The Board of Trustees is recommending that you approve the reorganization of the PC Fund with and into the Belstar High Yield Fund (the "Belstar Fund"), a series of the Belstar Trust, including the advisory arrangements for the Belstar Fund. Assuming approval by shareholders of the PC Fund, each shareholder of the PC Fund will receive a number of shares of the Belstar Fund equal in dollar value and in the number of shares of the PC Fund he or she owns at the time of the reorganization. As further explained in the accompanying proxy statement, the Board of Trustees has recommended that shareholders approve the reorganization and the related advisory arrangements. Please support the Trustees' recommendation.

Your vote is important. Please do not hesitate to call 1-800-224-6312 if you have any questions about the proposals. Thank you for taking the time to consider and vote on these important proposals and for your investment in the Fund.

                                                     Sincerely,


                                                     SIGNATURE


                                                     Stephen J. Kneeley
                                                     President
                                                     Turner Funds

March 4, 2002

                                PROXY INFORMATION

     THE PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND (THE "PC FUND" OR "YOUR FUND") WILL HOLD A SPECIAL MEETING OF SHAREHOLDERS ON FRIDAY, MARCH 29, 2002, AT THE OFFICES OF SEI INVESTMENTS MUTUAL FUNDS SERVICES, THE PC FUND'S ADMINISTRATOR, ONE FREEDOM VALLEY DRIVE, OAKS, PENNSYLVANIA 19456. THE PURPOSE OF THIS MEETING IS TO VOTE ON A PROPOSAL TO REORGANIZE YOUR FUND INTO A SUBSTANTIALLY SIMILAR MUTUAL FUND THAT IS BEING CREATED BY THE BELSTAR TRUST, CALLED THE BELSTAR HIGH YIELD FUND (THE "BELSTAR FUND") AND TO VOTE ON THE RELATED ADVISORY ARRANGEMENTS.

     THE FIRST TWO PAGES OF THIS BOOKLET HIGHLIGHT KEY POINTS ABOUT THE PROPOSED REORGANIZATION AND EXPLAIN THE PROXY PROCESS - INCLUDING HOW TO CAST YOUR VOTES. BEFORE YOU VOTE, PLEASE READ THE FULL TEXT OF THE PROXY STATEMENT FOR A COMPLETE UNDERSTANDING OF THE PROPOSALS.

                  KEY POINTS ABOUT THE PROPOSED REORGANIZATION

THE REORGANIZATION

     Under the proposed reorganization, your Fund's assets and liabilities would be transferred to the Belstar Fund, a new fund that is being created just for this purpose. Penn Capital Management Company, Inc., your Fund's current adviser, would be the Fund's sub-adviser and as such would continue to manage the Fund's assets, carrying out your Fund's same investment program for the Belstar Fund. Voyager Advisors, LLC would serve as the Belstar Fund's investment adviser, subject to the direction of the Belstar Trust's Board of Trustees. Your existing Board of Trustees believes that the reorganization (including the related advisory arrangements) is in shareholders' best interests for the reasons described below.

     SAME SHAREHOLDER COSTS. Through January 2003, the Belstar Fund is expected to have the same total expense ratio as the PC Fund.

     SHAREHOLDER SERVICES. As a shareholder of the Belstar Fund, you will have access to a wide range of shareholder services, including exchange privileges (by mail or phone), telephone redemption services, automatic investment programs, systematic withdrawal programs, tax qualified retirement plans and toll-free shareholder service support.

     TAX-FREE NATURE OF THE REORGANIZATION. The reorganization will be accomplished on a tax-free basis, meaning that you will not realize any capital gains when your Fund shares are exchanged for shares of the Belstar Fund.

HOW THE REORGANIZATION WILL AFFECT YOUR ACCOUNT

     If shareholders approve the reorganization, your PC Fund shares will be exchanged, on a tax-free basis, for an equivalent dollar amount of Belstar Fund shares. Your account registration and account options will remain the same unless you change them. In addition, your aggregate cost basis in the account will remain the same.

                               QUESTIONS & ANSWERS

Q. WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q. HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Trustees of your Fund, including the independent Trustees who comprise a majority of the Trust's Board of Trustees, unanimously recommend that you vote "FOR" each proposal.

Q. WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call 1-800-224-6312 between 8:30 a.m. and 8:00 p.m., Eastern Time, Monday through Friday.

Q. WHERE DO I MAIL MY PROXY CARD?

A. You may use the enclosed postage-paid envelope to mail your proxy card. You may also vote over the Internet or by telephone. Please follow the enclosed instructions to use these methods of voting.

                                  TURNER FUNDS
                   PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON

                             FRIDAY, MARCH 29, 2002

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Penn Capital Strategic High Yield Bond Fund (the "PC Fund"), a series of the Turner Funds (formerly, TIP Funds), will be held at the offices of SEI Investments Mutual Funds Services, the PC Fund's administrator, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on Friday, March 29, 2002, at 2:00 p.m. Eastern Time.

     At the Meeting, the PC Fund's Shareholders of record (the "Shareholders") will be asked to consider and act on the following proposals:

     1. To approve the reorganization of the PC Fund with and into the Belstar High Yield Fund (the "Belstar Fund"), a series of the Belstar Trust.

     2. To approve the investment advisory agreement between Voyager Advisors, LLC ("Voyager") and the Belstar Trust, on behalf of the Belstar Fund.

     3. To approve the sub-advisory agreement between Voyager and Penn Capital Management Company, Inc.

     4.   To act on any other business properly brought before the Meeting.

     All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, please mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote via Internet or telephone by following the enclosed instructions.

     Shareholders of record at the close of business on Monday, February 25, 2002 are entitled to notice of and to vote at the Meeting or any adjournments thereof.

                                              By Order of the Board of Trustees


                                              John H. Grady, Jr., Secretary

March 4, 2002

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                 PROXY STATEMENT

     This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of the Turner Funds (formerly, TIP Funds) (the "Turner Trust") for use at the Special Meeting of Shareholders to be held Friday, March 29, 2002 at 2:00 p.m. Eastern Time at the offices of SEI Investments Mutual Funds Services, at One Freedom Valley Drive, Oaks, Pennsylvania 19456, and at any adjourned sessions of the Special Meeting (the Special Meeting and any adjournments of the meeting are referred to in this proxy statement as the "Meeting"). Shareholders of record of the Penn Capital Strategic High Yield Bond Fund (the "PC Fund" or "your Fund") at the close of business on Monday, February 25, 2002 ("Shareholders") are entitled to vote at the Meeting.

     The Meeting is being called in order to permit the Shareholders to consider and vote on the following proposals:

     1. To approve the reorganization of the PC Fund with and into the Belstar High Yield Fund (the "Belstar Fund"), a series of the Belstar Trust.

     2. To approve the investment advisory agreement between Voyager Advisors, LLC ("Voyager") and the Belstar Trust, on behalf of the Belstar Fund.

     3. To approve the sub-advisory agreement between Voyager and Penn Capital Management Company, Inc. ("Penn Capital").

     SHAREHOLDER APPROVAL OF EACH PROPOSAL IS NECESSARY FOR ANY ONE OF THEM TO BE IMPLEMENTED.

                       THE TRUSTEES UNANIMOUSLY RECOMMEND
                   THAT SHAREHOLDERS VOTE "FOR" EACH PROPOSAL.

     Each whole share held entitles the Shareholder to one vote for each dollar (carried forward to two decimal places) of net asset value of such share as of the close of business on Monday, February 25, 2002, and each fractional share is entitled to a proportionate fractional vote. As of February 25, 2002, the Fund had [_______] units of beneficial interest (shares) issued and outstanding.

     In addition to the solicitation of proxies by mail, Trustees and officers of the Turner Trust and officers and employees of SEI Investments Company, the shareholder servicing agent for the Turner Trust, and third parties hired for such purpose, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. Penn Capital will bear all of the costs associated with the reorganization and this solicitation, except the costs of preparing the proxy statement and filing it with the U.S. Securities and Exchange Commission. Turner Investment Partners, Inc. will bear those costs. Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Turner Trust, at 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312, by properly executing a later-dated proxy, or by attending the Meeting and voting in person. The proxy card and this proxy statement are being mailed to Shareholders on or about Thursday, March 7, 2002.

                   PROPOSAL 1: APPROVAL OF THE REORGANIZATION
            OF THE PENN CAPITAL FUND WITH AND INTO THE BELSTAR FUND.

     The Turner Trust's Board has approved a plan to reorganize your Fund into a new mutual fund that is being created by the Belstar Trust, called the Belstar High Yield Fund, specifically for the proposed reorganization. The Belstar Fund has the same investment objectives, and substantially the same risks, policies, restrictions and limitations as the PC Fund. (A form of the agreement and plan of reorganization is attached as Appendix A to this proxy statement.) To proceed with the reorganization, the PC Fund needs Shareholder approval. The next few pages of this proxy statement discuss important details of the reorganization.

     AGREEMENT AND PLAN OF REORGANIZATION. This agreement spells out the terms and conditions that will apply to your Fund's reorganization into the Belstar Fund (assuming that Shareholders approve the reorganization). For a complete description of these terms and conditions, please see a form of the agreement in Appendix A to this proxy statement. The description of the reorganization and the reorganization agreement in this proxy statement is qualified in its entirety by reference to the form of agreement in Appendix A.

     THREE STEPS TO REORGANIZE. The reorganization would be accomplished in a three-step process. First, your Fund would transfer all of its assets to the Belstar Fund, and the Belstar Fund would assume your Fund's liabilities. Second, and simultaneously with step one, the Belstar Fund would open an account for you, crediting it with Class I Shares of the Belstar Fund that are equivalent in value to your investment in Class I Shares of the PC Fund at the time of the reorganization. Third, the PC Fund would be dissolved. If approved by Shareholders, the reorganization is expected to take place in April 2002.

     THE REORGANIZATION IS EXPECTED TO BE TAX-FREE AT THE FEDERAL LEVEL. The reorganization is expected to have no federal income tax consequences for you or your Fund. Following the reorganization, from a tax standpoint, the adjusted basis of your Fund shares will be the same as before. Shareholders are not expected to incur any personal state or local taxes as a result of the reorganization, but you should consult your own tax adviser to be sure. There is more information about the tax consequences of the reorganization in the agreement and plan of reorganization.

     YOUR FUND'S INVESTMENT OBJECTIVE AND POLICIES WILL STAY SUBSTANTIALLY THE SAME. As reorganized, your Fund - which will become the Belstar Fund - will continue to seek high current income and capital appreciation. The Fund will continue investing primarily in fixed income securities rated below investment grade (so-called "junk" bonds). There are no material changes to the Fund's investment strategy, policies or objectives. The Belstar Fund is subject to substantially the same investment risks as your Fund since it invests in the same types of securities and uses substantially the same investment strategy. In addition, your Fund's existing investment adviser, Penn Capital, will continue to run the Fund's investment program in its capacity as the Belstar Fund's sub-adviser.

     COMPARING FUND EXPENSES. The tables set forth below compare the PC Fund's expenses to the Belstar Fund's estimated expenses for the first full year after the reorganization occurs. The tables assume that current asset levels remain the same.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                               PC FUND - CLASS I SHARES*   BELSTAR FUND - CLASS I SHARES
                                               -------------------------   -----------------------------
Management Fees ............................             0.55%                          0.75%

Distribution (12b-1) Fees ..................             None                           None

Other Expenses .............................             0.83%                        [X.XX]%**

Total Annual Fund Operating Expenses .......             1.38%                        [X.XX]%

Fee Waivers and Expense Reimbursements .....            (0.70)%***                  [(X.XX)]%****

Net Annual Fund Operating Expenses .........             0.68%                          0.68%

----------
* All of the PC Fund's outstanding shares are Class I Shares. Class II Shares have not been offered for sale.

** Other Expenses have been restated to reflect estimated expenses for the year following the reorganization.

*** Penn Capital has contractually agreed to waive fees and reimburse expenses in order to keep the PC Fund's total operating expenses for Class I Shares from exceeding 0.68% through January 31, 2003.

**** Voyager has contractually agreed to waive fees and reimburse expenses in order to keep the Belstar Fund's total operating expenses for Class I Shares from exceeding 0.68% through January 31, 2003.

EXAMPLE

     This example is intended to help you compare the cost of investing in the PC Fund with the cost of investing in the Belstar Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. One year figures are based on Net Annual Fund Operating Expenses from above. Although your actual costs and returns might be different, based on these assumptions, your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
PC Fund - Class I Shares ..............    $69      $ 368     $ 688     $ 1,597
Belstar Fund - Class I Shares .........    $69      $[XXX]    $[XXX]    $[X,XXX]

     YOUR FUND WILL KEEP THE SAME FISCAL YEAR END AND INCOME DISTRIBUTION SCHEDULE. Your Fund will keep its September 30th fiscal year end. As reorganized, your Fund will continue to distribute its income monthly.

     THE REORGANIZATION WILL HAVE NO IMPACT ON YOUR FUND'S SHARE PRICE (NAV). On the day of the reorganization, the Belstar Fund's share price will be the same as that of your existing Fund. As indicated below, the reorganization will not cause your Fund's share price to go up or down, and you will own the same number of shares. Any declared but undistributed dividends or capital gains will carry over in the reorganization.

     YOUR FUND'S EXISTING TRUSTEES WILL BE REPLACED BY THE BELSTAR TRUST'S TRUSTEES. The individuals listed below are expected to serve as trustees of the Belstar Trust. (As previously mentioned, your Fund will become a series of the Belstar Trust, if Shareholders approve the reorganization). The chart below also includes the Belstar Trust's proposed officers.

      NAME                  TITLE            DOB      PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS
      ----                  -----            ---      --------------------------------------------
Robert J. Adler*   Trustee and President   12/6/55    VOYAGER ADVISORS, LLC
                                                      President (___ to present)
                                                      NORTHSTAR DISTRIBUTORS, INC.
                                                      President (1993-2000)

Howard Waltman*    Trustee                 10/12/32   VOYAGER ADVISORS, LLC
                                                      Director (_____ to present)
                                                      EXPRESS SCRIPTS, INC. (PHARMACY BENEFIT MANAGEMENT)
                                                      Founder and Chairman (1992 to 2000)

Daniel J. Yun*     Trustee                 7/7/67     VOYAGER ADVISORS, LLC
                                                      Chairman of the Board of Managers (____ to present)
                                                      EMERGENT CAPITAL INVESTMENT MANAGEMENT, LLC
                                                      Founder and Managing Member (1999 to 2001)
                                                      LEHMAN BROTHERS INC. (INVESTMENT BANK)
                                                      Vice President - Fixed Income (1994 to 1998)

Matthew Fong       Trustee                 11/20/53   PENSION BENEFITS GUARANTEE CORPORATION
                                                      Chairman (2001 to present)
                                                      SHEPPARD, MULLIN, RICHTER & HAMPTON (LAW FIRM)
                                                      Senior Counsel (1999 to present)
                                                      STATE OF CALIFORNIA
                                                      Treasurer (1995 to 1999)

James R. Hockings  Trustee                 10/20/29   CAMBORNE CORNELL PARTNERS [TYPE OF BUSINESS]
                                                      Founder and Managing Partner (1994 to present)
                                                      CITIBANK N.A. - U.S. PRIVATE BANKING
                                                      Chief Investment Officer (1990 to 1993)

Richard M. Kernan  Trustee                            NEW YORK LIFE
                                                      Director, Executive Vice President and
                                                      Chief Investment Officer (1996 to 2001)

Robert Wysocki     Trustee                 4/29/45    CORNELL GROUP INTERNATIONAL (EMPLOYMENT SERVICES)
                                                      Managing Partner (1995 to present)
                                                      NYNEX (COMMUNICATIONS)
                                                      Director of Investor Relations (1987 to 1995)
                                                      Head of Investment Management (1979 to 1987)

Mark J. Sfarra*    Vice President and      10/2/61    VOYAGER ADVISORS, LLC
                   Secretary                          Senior Vice President (_____ to present)
                                                      PIMCO FUND DISTRIBUTORS
                                                      Manager of Finance (2000-2001)
                                                      NORTHSTAR DISTRIBUTORS, INC.
                                                      Vice President (1993-2000)

Byong Y. Kuon*     Treasurer               12/10/63   VOYAGER ADVISORS, LLC
                                                      Chief Financial Officer (_____ to present)
                                                      NEW VALLEY CORPORATION (PROPERTY DEVELOPMENT)
                                                      Vice President (1998 - 2001)
                                                      UNITED CITY BANK & ALLIANCE-MENATEP
                                                      Vice President (1985-1997)

----------
* MESSRS. ADLER, WALTER AND YUN ARE "INTERESTED PERSONS" (AS THAT TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT")) OF THE BELSTAR TRUST DUE TO THEIR ASSOCIATION WITH VOYAGER. MESSRS. SFARRA AND KUON ARE "AFFILIATED PERSONS" (AS THAT TERM IS DEFINED IN THE 1940 ACT) OF THE BELSTAR TRUST AND VOYAGER.

THE FOREGOING INDIVIDUALS PROPOSED TO SERVE AS TRUSTEES AND OFFICERS OF THE BELSTAR TRUST ARE SUBJECT TO CHANGE.

     BOARD COMMITTEES. The Board of the Turner Trust has established an audit committee, which includes one independent Trustee. The board of trustees of the Belstar Trust is expected to establish an audit committee, a nominating committee and a board governance committee, each comprised entirely of independent trustees; and a pricing and valuation committee, which may include both independent and interested trustees.

     COMPENSATING "INDEPENDENT" TRUSTEES. The Turner Trust currently compensates its independent Trustees as follows:

o Each independent Trustee receives an annual retainer of $16,000, payable quarterly.

o Each independent Trustee receives $2,000 for each regular or special in person Board meeting attended.

o Each independent Trustee receives $1,000 for any special Board meeting attended that is held by telephone.

o Each audit committee member receives $500 per audit committee meeting for each meeting attended that is held on the date of a regular Board meeting, and $1,000 for any audit committee meeting required to be held outside the regular Board meeting calendar.

o For those trustees who participate in fair price deliberations, $250 per telephone meeting with a maximum of $1,000 payable in any 12 month period.

o Each independent Trustee is reimbursed for travel and other out-of-pocket expenses that he or she may incur in attending Board meetings.

         The Belstar Trust expects to compensate its independent trustees as follows:

o Each independent trustee would receive a fee of $2,500 for each [regular] meeting they attend.

o The independent trustees would be reimbursed for the travel and other out-of-pocket expenses that they incur in attending board meetings.

     COMPENSATING "INTERESTED" TRUSTEES. The Turner Trust does not compensate its Trustees who are officers or employees of Penn Capital (I.E., "interested" Trustees). However, Penn Capital compensates these Trustees in their capacity as officers or employees of Penn Capital. Similarly, the Belstar Trust's interested trustees will receive no compensation from the Belstar Trust for their service in that capacity. However, these trustees will be paid in their roles as officers or directors of Voyager.

     PURCHASES, REDEMPTIONS, AND EXCHANGES. The following chart highlights redemption and exchange features of your Fund compared to those of the Belstar Fund. Class I Shares of the Belstar Fund will not be available for purchase by new investors after the reorganization. Existing shareholders will be able to purchase additional Class I Shares and reinvest their dividends in Class I Shares.

              PURCHASE, REDEMPTION
              AND EXCHANGE FEATURES                      PC FUND                        BELSTAR FUND
              ---------------------                      -------                        ------------
Purchases ...............................   By mail or wire                        By mail or wire
Redemptions .............................   By mail or telephone                   By mail or telephone

Exchanges ...............................   With other Turner Funds - by mail or   With other Belstar Funds -
                                            telephone                              by mail or telephone
Minimum Subsequent Investments ..........   $5,000                                 [_________]

     YOUR FUND'S EXISTING INDEPENDENT AUDITOR WILL REMAIN THE SAME. Currently, your Fund employs Ernst & Young LLP as its independent auditor.

     OTHER FUND SERVICE PROVIDERS. The primary service providers of the PC Fund and the Belstar Fund are set forth below:

--------------------------------------------------------------------------------
                     PC FUND                                 BELSTAR FUND
--------------------------------------------------------------------------------
INVESTMENT ADVISER   Penn Capital                            Voyager
--------------------------------------------------------------------------------
SUB-ADVISER          None                                    Penn Capital
--------------------------------------------------------------------------------
ADMINISTRATOR        SEI Investments Mutual Funds Services   BISYS
--------------------------------------------------------------------------------
DISTRIBUTOR          SEI Investments Distribution Co.        [________]
--------------------------------------------------------------------------------
CUSTODIAN            First Union National Bank               [________]
--------------------------------------------------------------------------------
TRANSFER AGENT       DST Systems, Inc.                       [________]
--------------------------------------------------------------------------------

     CALCULATING NAV. The PC Fund calculates its net asset value per share ("NAV") once each business day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time). [The Belstar Fund calculates its NAV at the same time.]

     STATE OF ORGANIZATION. The Belstar Trust is organized as a business trust under Delaware law. The Turner Trust is organized as a business trust under Massachusetts law. Delaware law contains favorable limitations on shareholder and trustee liability for obligations of the trust, and provides for indemnification out of trust property for any shareholder or trustee that may be held personally liable for the obligations of the trust. Further, under the By-laws of the Belstar Trust, such indemnification extends to any person who is or was an employee or other agent of the Belstar Trust or is or was serving at the request of the Belstar Trust as a trustee, director, officer, employee or agent of another organization in which the Belstar Trust has any interest as a shareholder, creditor or otherwise.

     Massachusetts law does not include provisions relating to the limitation of liability of the shareholders and trustees for a business trust. Therefore, the shareholders and trustees of a Massachusetts business trust could potentially be liable for obligations of the trust. The Turner Trust's Declaration of Trust, however, contains express provisions stating that the shareholders and trustees are not personally liable in connection with Trust property or the acts, obligations or affairs of the Trust. The Declaration of Trust also contains an express provision limiting the liability of the Trustees and provides for indemnification of the Trustees under certain circumstances.

     The Belstar Trust's declaration of trust and the Turner Trust's Declaration of Trust are substantially similar, with certain exceptions, some of which are described below.

     REMOVING TRUSTEES. Under the Belstar Trust's declaration of trust, shareholders may remove a trustee by a vote of 2/3 of the Trust's outstanding shares. Under the Turner Trust's Declaration of Trust, shareholders holding a majority of the shares entitled to vote may remove a trustee.

     SHAREHOLDER MEETINGS. Under the Turner Trust's Declaration of Trust, shareholders owning at least 10% of the outstanding shares of the PC Fund may call a special meeting for any purpose. The Belstar Trust's declaration of trust does not specifically authorize shareholders to call a special meeting.

     QUORUM. At any meeting of shareholders, under the Belstar Trust's declaration of trust, 33 1/3% of the shares entitled to vote constitutes a quorum at a shareholder's meeting. Under the Turner Trust's Declaration of Trust, a majority in interest of the shares entitled to vote constitutes a quorum at a shareholder's meeting.

     DERIVATIVE AND CLASS ACTIONS. Under the Turner Trust's Declaration of Trust, shareholders have the power to vote to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Turner Trust or its shareholders. The declaration of trust of Belstar Trust does not provide shareholders a similar right. Delaware law, however, affords shareholders of a business trust the right to bring derivative actions.

     REORGANIZING/MERGING THE TRUST OR A FUND. Under the Belstar Trust's declaration of trust, the trustees can merge, reorganize or sell all or substantially all of the assets of the Trust or a fund without shareholder approval. Under the Turner Trust's Declaration of Trust, shareholder approval is required before the trustees can merge, reorganize or sell all or substantially all of the assets of the Trust or a fund.

     AMENDING THE DECLARATION OF TRUST. Under the Belstar Trust's declaration of trust, the trustees may amend the declaration of trust without shareholder approval, except for amendments that affect certain shareholder rights. Under the Turner Trust's Declaration of Trust, any material amendments require shareholder consent.

     INVESTMENT ADVISORY ARRANGEMENTS WITH PENN CAPITAL. The PC Fund's investment adviser, Penn Capital, will serve as sub-adviser to the Belstar Fund, continuing your Fund's same investment program. Penn Capital currently serves as the PC Fund's investment adviser under an investment advisory agreement. Under the agreement, Penn Capital makes the investment decisions for the PC Fund's assets, and continuously reviews, supervises and administers the PC Fund's investment program, subject to the supervision of, and policies established by, the Trustees. Penn Capital will have these same responsibilities for the Belstar Fund under its sub-advisory agreement with Voyager.

     Under the current investment advisory agreement with the PC Fund, Penn Capital also is responsible for the overall management of the PC Fund's investment operations and the composition of its portfolio. Penn Capital will not have these responsibilities for the Belstar Fund under its sub-advisory agreement with Voyager. Instead, Voyager will have these responsibilities under its investment advisory agreement with the Belstar Fund.

     Penn Capital is a professional investment management firm that manages the investment portfolios of institutions and high net worth individuals. Penn Capital is an independent, 100% active employee owned investment management firm. Penn Capital was founded in 1987 as a New Jersey corporation and is registered as an investment adviser with the U.S. Securities and Exchange Commission. Penn Capital's address (and the address of the personnel described below) is Liberty View Building, Suite 210, 457 Haddonfield Road, Cherry Hill, New Jersey 08002. Penn Capital currently employs 20 individuals, including 7 investment professionals.

     Richard A. Hocker is a founding partner and the Chief Investment Officer of Penn Capital. He owns approximately [___]% of Penn Capital. Kimberly A. Hocker is a Trustee of Penn Capital and owns approximately [____]% of Penn Capital. Kirsten Hocker also is a Trustee of Penn Capital and owns approximately [____]% of Penn Capital. Marcia A. Hocker is President and Chief Operating Officer of Penn Capital, and owns approximately [____]% of Penn Capital. As of December 31, 2001, Penn Capital managed approximately $585 million of assets. Penn Capital manages monies in a variety of investment styles. Penn Capital has provided investment advisory services to investment companies since 1987. The PC Fund paid Penn Capital advisory fees of $28,107, and Penn Capital waived advisory fees of $127,621, for the fiscal year ended September 30, 2001.

     The PC Fund currently is managed by a team consisting of certain principals of Penn Capital. Specifically, Mr. Hocker has primary responsibility for Penn Capital's investment strategies. Mr. Hocker, Mr. Eric Green and Mr. Scott Schumacher work as a team on all high yield accounts, including the PC Fund. Before founding Penn Capital in 1987, Mr. Hocker was a shareholder and Senior Portfolio Manager of Delaware Investment Advisers, an investment management firm. He has over 27 years of investment experience. Mr. Schumacher began his career with Penn Capital in 1987 and has been directly working with the investment team since 1992. Mr. Schumacher is responsible for investment decisions, covering select industries and monitoring existing credit problems. Mr. Green [bio to be inserted]. Penn Capital's management team for the Fund is not expected to change as a result of the reorganization.

     INVESTMENT ADVISORY ARRANGEMENTS WITH VOYAGER. Voyager will serve as the Belstar Fund's investment adviser under an investment advisory agreement with the Belstar Trust. Under the agreement, Voyager will have general responsibility for the management of the Belstar Fund. As the Belstar Fund's investment adviser, Voyager will oversee Penn Capital's sub-advisory activities with respect to the Fund and will monitor Penn Capital's compliance with the Fund's investment policies, guidelines and strategies. Voyager also will provide macro-economic, asset allocation and relative value advice to the Belstar Fund. Voyager will form an investment committee consisting of personnel of Voyager and Penn Capital. The purpose of the committee will be to ensure that the Belstar Fund's investment strategy is consistent with Voyager's macro-economic, asset allocation and relative value outlook.

     ABOUT VOYAGER. Voyager (formerly, Emergent Advisory, LLC) is a limited liability company organized under the laws of the State of Delaware and is registered as an investment adviser with the U.S. Securities and Exchange Commission. It is located at 375 Park Avenue, Suite 3607, New York, New York 10152. Voyager offers investment management services in equity, fixed income and derivatives securities to institutions and individuals. Voyager currently focuses its investment management services on U.S. small cap equity securities, high yield bonds and special investment situations. As of January 31, 2002, Voyager had discretionary management authority over approximately $53.5 million of assets.

     ROBERT J. ADLER is Voyager's President. Mr. Adler began his investment career in 1980 where he was employed by Shearson Lehman/American Express in New York. He served as Manager of Municipal Bond Research through 1986 and then served in a variety of roles in the mutual fund, unit investment trust and tax-free packaged product areas. From 1990 through 1993, Mr. Adler was President of National Securities and Research Corporation in Greenwich, Connecticut. National Securities and Research Corporation is a multibillion-dollar asset management company with a nationally distributed mutual fund product. Mr. Adler managed all aspects of the National Securities and Research Corporation's affiliated broker dealer. In 1993, Mr. Adler was a founding partner of Northstar Investment Management Corporation. In his role as President of Northstar Distributors, he managed a nationwide mutual fund distribution company. Northstar Funds is now part of ING Americas. Mr. Adler served on the Investment Review Committee at both National Securities and Research Corporation and Northstar Funds. He owns approximately [__]% of Voyager.

     BYONG Y. KUON is Voyager's Chief Financial Officer. From 1998-2001, he was Vice-President of, and was involved in real estate and finance for, the New Valley Corporation. Mr. Kuon has fifteen years of experience in investment banking and trading. Previously, Mr. Kuon was a corporate bond trader for Salomon Brothers and traded emerging market bonds for Chase Securities, Inc. From 1995-1997, he was a Vice President of United City Bank & Alliance-Menatep. From 1992 to 1994, Mr. Kuon was a principal and senior portfolio manager at Cisneros Asset Management Co. where he managed $700 million in fixed income assets for insurance companies, endowments and public and private pension plans. He owns approximately [___]% of Voyager.

     DANIEL J. YUN is the Chairman of Voyager's Board of Managers. From 1999-2001, Mr. Yun was a founder and Managing Member of Emergent Capital Investment Management, LLC. From 1994-1998, he was a Vice President of Fixed Income at Lehman Brothers, Inc. He owns approximately [__]% of Voyager.

     DANIEL N. GINSPARG is Voyager's Chief Investment Officer. Mr. Ginsparg was formerly President, Chief Investment Officer and co-founder of Parcon Advisory Group. At Parcon Advisory Group, Mr. Ginsparg was the principal architect of their proprietary small capitalization investment process and was responsible for the management of their small capitalization portfolios. Before serving with Parcon, Mr. Ginsparg was Manager of the Quantitative Research Department at Boatmen's Trust Company in St. Louis, (now part of Bank of America, N.A.), where he was responsible for research, development and maintenance of the investment technology used by the company. He was also portfolio manager of three small cap value funds with total assets of more than $500 million from their inception in late 1991 until he left in 1997. Mr. Ginsparg holds a Bachelor of Science degree in Business Administration and an MBA in Finance and Operations Research from the University of Missouri. He is a member of the Association for Investment Management and Research (AIMR), the St. Louis Society of Financial Analysts, and the Chicago Quantitative Alliance.

     HOWARD WALTMAN is a member of Voyager's Board of Managers. Before joining Voyager in [date], he was the founder and chairman of Express Scripts, Inc. [bios for any other directors to be added]

     The business address of the individuals named above is 375 Park Avenue, Suite 3607, New York, New York 10152, and their positions at Voyager constitute their principal occupations.

     VOTES REQUIRED TO PASS THIS PROPOSAL. Shareholder approval of this proposal requires the affirmative vote of a majority in interest of the PC Fund's shares voted on this proposal. "A majority" for this proposal means 50.1% or more of total votes represented by all shares entitled to vote and present at the Meeting either in person or by proxy. If you return your proxy, but give no voting instructions, your shares will be voted FOR this proposal.

     EFFECT OF PROPOSAL; RELATIONSHIP WITH OTHER PROPOSALS. If Shareholders approve this proposal AND both of the other proposals, the PC Fund will be reorganized into the Belstar Fund. If, however, Shareholders do NOT approve this proposal, none of the proposals will be implemented and the PC Fund will NOT be reorganized into the Belstar Fund. Similarly, if Shareholders approve this proposal, but do NOT approve both of the other proposals, the PC Fund will NOT be reorganized into the Belstar Fund. If the PC Fund is not reorganized into the Belstar Fund, the Turner Trust's Board may take other actions with respect to the PC Fund, which may include terminating the Fund.

                       THE TRUSTEES UNANIMOUSLY RECOMMEND
                   THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL.

    PROPOSAL 2: APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT WITH VOYAGER.

     ABOUT THE INVESTMENT ADVISORY AGREEMENT. The proposed investment agreement between Voyager and your Fund is similar to the current investment advisory agreement between Penn Capital and your Fund. Under the proposed investment advisory agreement and subject to the direction of the Belstar Trust's Board of Trustees, Voyager will have general responsibility for the management of the Belstar Fund. As the Belstar Fund's investment adviser, Voyager will oversee Penn Capital's sub-advisory activities with respect to the Fund and will monitor Penn Capital's compliance with the Fund's investment policies, guidelines and strategies. Under the agreement, the Belstar Fund will pay Voyager an annual fee of 0.75% of the Belstar Fund's average daily net assets. A form of the investment advisory agreement is attached as Appendix B to this proxy statement. The description of the advisory agreement in this proxy statement is qualified in its entirety by reference to the form of agreement in Appendix B.

     If approved by Shareholders, the advisory agreement would become effective as of the date of its execution and would continue in effect for a period of up to two years from the date of execution. Thereafter, the agreement would continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Fund's trustees or (ii) a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, provided that in either event the continuance also is approved by a majority of the Fund's trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or of any party to the agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The agreement is terminable, without penalty, on 60 days' written notice by Voyager, by the Fund's trustees, or by vote of holders of a majority of the Fund's shares. For a period of eighteen months from the date of execution of the agreement, Voyager may terminate the agreement, without penalty, on six months' written notice. Thereafter, Voyager may terminate the agreement, without penalty, on 60 days' written notice. The agreement also would terminate automatically in the event of its assignment (as defined in the 1940 Act).

     Under the agreement, neither Voyager nor its officers, directors, employees or agents or controlling persons would be liable for any error or judgment or mistake of law, or for any loss suffered by the Belstar Trust and/or the Belstar Fund in connection with or arising out of the matters to which the advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Voyager in the performance of its duties or from reckless disregard by it of its obligations and duties under the advisory agreement.

     Your Fund's current investment advisory agreement with Penn Capital has a similar standard of care. Under that agreement, Penn Capital is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement, except as may otherwise be provided under provisions of applicable state law or federal securities law that cannot be waived or modified.

     VOTES REQUIRED TO PASS THIS PROPOSAL. Shareholder approval of this proposal requires the affirmative vote of a majority of the PC Fund's outstanding voting securities. This means the vote of: (i) 67% or more of the PC Fund's voting securities present at the Meeting, if holders of more than 50% of the PC Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the PC Fund's outstanding voting securities, whichever is less. If you return your proxy, but give no voting instructions, your shares will be voted FOR this proposal.

     EFFECT OF PROPOSAL; RELATIONSHIP WITH OTHER PROPOSALS. If Shareholders approve this proposal AND both of the other proposals, the PC Fund will be reorganized into the Belstar Fund. If, however, Shareholders do NOT approve this proposal, none of the proposals will be implemented and the PC Fund will NOT be reorganized into the Belstar Fund. Similarly, if Shareholders approve this proposal, but do NOT approve both of the other proposals, the PC Fund will NOT be reorganized into the Belstar Fund. If the PC Fund is not reorganized into the Belstar

Fund, the Turner Trust's Board may take other actions with respect to the PC Fund, which may include terminating the Fund.

                       THE TRUSTEES UNANIMOUSLY RECOMMEND
                   THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL.

               PROPOSAL 3: APPROVAL OF THE SUB-ADVISORY AGREEMENT
                        BETWEEN PENN CAPITAL AND VOYAGER.

     ABOUT THE SUB-ADVISORY AGREEMENT. The sub-advisory agreement between Penn Capital and Voyager is similar to the investment advisory agreement between Penn Capital and your Fund dated August 14, 1997. The principal difference between the two agreements is the compensation structure. In the advisory agreement with the PC Fund, Penn Capital receives a fee from the PC Fund. Specifically, Penn Capital is entitled to an annual fee of 0.55% of the Fund's average daily net assets. In the sub-advisory agreement relating to the Belstar Fund, Penn Capital would receive a fee from Voyager, not from the Fund. Specifically, Penn Capital would be entitled to an annual fee from Voyager equal to 0.00 of 1% of the Fund's average daily net assets under $25 million, 0.30 of 1% of the Fund's average daily net assets greater than or equal to $25 million, and 0.38% of 1% of the Fund's average daily net assets greater than or equal to $50 million. Penn Capital will receive a lower fee under the sub-advisory agreement because under the agreement Penn Capital will not be responsible for providing certain administrative and related services to your Fund that it is currently required to provide. Voyager will be responsible for providing these services under its investment advisory agreement with the Belstar Fund. A form of the sub-advisory agreement is attached as Appendix C to this proxy statement. The description of the sub-advisory agreement in this proxy statement is qualified in its entirety by reference to the form of agreement in Appendix C.

     If approved by Shareholders, the sub-advisory agreement would become effective as of the date of its execution and would continue in effect for a period of up to two years from the date of execution. Thereafter, the sub-advisory agreement would continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by: (i) the board of trustees of the Belstar Trust or (ii) a vote of a "majority" of the outstanding voting securities (as defined in the 1940 Act) of the Belstar Fund, provided that in either event the continuance also is approved by a majority of the Belstar Fund's trustees who are not "interested persons" (as defined in the 1940 Act) of the Belstar Fund or of any party to the sub-advisory agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The sub-advisory agreement is terminable, without penalty, on 60 days' written notice by Voyager, by the board of trustees of the Belstar Trust, or by vote of holders of a majority of the Belstar Fund's shares. For a period of eighteen months from the date the sub-advisory agreement is executed, Penn Capital may terminate the agreement, without penalty, on six months' written notice. Thereafter, Penn Capital may terminate the agreement, without penalty, on 60 days' written notice. The sub-advisory agreement will terminate automatically five business days after Penn Capital receives written notice of termination of the advisory agreement between the Belstar Fund and Voyager. The sub-advisory agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The sub-advisory agreement requires Penn Capital to exercise its best judgment in rendering the services provided by it under the sub-advisory agreement. Under the agreement,

Penn Capital would not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares or by Voyager in connection with the matters to which the sub-advisory agreement relates, provided that nothing in the sub-advisory agreement will be deemed to protect or purport to protect Penn Capital against liability to the Fund or to holders of the Fund's shares or to Voyager to which Penn Capital would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Penn Capital's reckless disregard of its obligations and duties under the sub-advisory agreement.

     Your Fund's current investment advisory agreement with Penn Capital has a similar standard of care. Under that agreement, Penn Capital will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement, except as may otherwise be provided under provisions of applicable state law or federal securities law that cannot be waived or modified.

     VOTES REQUIRED TO PASS THIS PROPOSAL. Shareholder approval of this proposal requires the affirmative vote of a majority of the PC Fund's outstanding voting securities. This means the vote of : (i) 67% or more of the PC Fund's voting securities present at the Meeting, if holders of more than 50% of the PC Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the PC Fund's outstanding voting securities, whichever is less. If you return your proxy, but give no voting instructions, your shares will be voted FOR this proposal.

     EFFECT OF PROPOSAL; RELATIONSHIP WITH OTHER PROPOSALS. If Shareholders approve this proposal AND both of the other proposals, the PC Fund will be reorganized into the Belstar Fund. If, however, Shareholders do NOT approve this proposal, none of the proposals will be implemented and the PC Fund will NOT be reorganized into the Belstar Fund. Similarly, if Shareholders approve this proposal, but do NOT approve both of the other proposals, the PC Fund will NOT be reorganized into the Belstar Fund. If the PC Fund is not reorganized into the Belstar Fund, the Turner Trust's Board may take other actions with respect to the PC Fund, which may include terminating the Fund.

                       THE TRUSTEES UNANIMOUSLY RECOMMEND
                   THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL.

          CONSIDERATIONS AND RECOMMENDATIONS OF YOUR BOARD OF TRUSTEES

     At a meeting of the Turner Trust's Board held on February 21, 2002, the Board, including those Trustees who are not "interested persons" of the Turner Trust (as defined in the 1940 Act), unanimously approved the reorganization, including the investment advisory arrangements with Penn Capital and Voyager. The Trustees unanimously determined that the reorganization was in the PC Fund's best interest and that the interests of the PC Fund's existing shareholders will not be diluted as a result of the reorganization. The Board obtained from Penn Capital and Voyager such information as it deemed reasonably necessary. Representatives of Penn Capital and Voyager provided information to the Board about the potential benefits, detriments and costs to the Fund and its shareholders of the proposed reorganization, as described below.

     The Trustees reviewed the terms and provisions of the agreement and plan of reorganization, the objectives, policies and restrictions of the PC Fund and the Belstar Fund, the expected tax consequences of the reorganization to the PC Fund and its shareholders, and the expense ratios of the PC Fund and the Belstar Fund. In evaluating Voyager and the reorganization, the Board reviewed certain materials furnished, and considered certain representations made, by Voyager regarding its philosophy of management, history, performance expectations and methods of operation insofar as they related to the Belstar Fund, and its prior performance and experience as an investment adviser.

     The Board further considered the similarities and differences between the current investment objectives and policies of the PC Fund and those of the Belstar Fund. The Board also considered the PC Fund's current fee and expense structure and historical expense ratios as compared to those proposed for the Belstar Fund. The Board reviewed the proposed fees as compared to those of comparable funds. The Board determined that the Belstar Fund's contractual investment advisory fees were within the range of rates for comparable funds. In addition, the Board considered that Penn Capital would bear all costs relating to the reorganization and this solicitation, except for those relating to the preparation and filing of the proxy statement (which Turner Investment Partners, Inc. will bear).

     The principal factors that the Board considered in approving the reorganization were that: (i) the PC Fund's assets were not growing as anticipated; (ii) the Board believes that the PC Fund would benefit from a new distribution channel; (iii) Voyager's advisory business focuses on high yield securities, which the Board believes would better serve the PC Fund in terms of distribution channels and expected asset growth; (iv) the marketing and distribution experience of Voyager's senior personnel; and (v) the PC Fund's assets would continue to be managed by Penn Capital, with the same investment personnel. The Board further considered a number of factors, including, among other things, the nature, scope and quality of services that Voyager and Penn Capital proposed to provide to the Fund; the quality of the personnel of Voyager and Penn Capital; the proposed advisory fee rates; the terms and conditions of the investment advisory and sub-advisory agreements. The Board also considered a number of other factors, including the capacity of Voyager and Penn Capital to perform their duties under the investment advisory and sub-advisory agreements; Voyager's and Penn Capital's investment management personnel; the financial standing of Voyager and Penn Capital; the experience and expertise of Voyager and Penn Capital as investment advisers. The Board also considered other alternatives for the PC Fund, including termination, but determined that reorganizing the PC Fund into a mutual fund group that might be able to grow the Fund's assets was a preferable alternative to termination. Based on the factors discussed above and others, the Board approved the reorganization, including the investment advisory arrangements with Penn Capital and Voyager, subject to shareholder approval.

     Based on the above information and factors, the Board unanimously determined to recommend that PC Fund shareholders approve the reorganization, including the related investment advisory arrangements.

                       THE TRUSTEES UNANIMOUSLY RECOMMEND
                   THAT SHAREHOLDERS VOTE "FOR" EACH PROPOSAL.

          GENERAL INFORMATION ABOUT THE TURNER TRUST AND OTHER MATTERS

     THE TURNER TRUST. The Trust is organized as a Massachusetts business trust and is not required to hold annual shareholder meetings.

     TRUSTEES AND OFFICERS. Information is set forth below about the Turner Trust's current Trustees and principal executive officers, including their names, positions with the Turner Trust, and association with the Trust.

NAME                   POSITION WITH THE TURNER TRUST
----                   ------------------------------
Robert E. Turner*      Trustee, Chairman of the Board
Janet F. Sansone       Trustee, Audit Committee Member
Dr. John T. Wholihan   Trustee, Audit Committee Member
Alfred C. Salvato      Trustee , Audit Committee Member, Fair Value Pricing Committee Member
Stephen J. Kneeley*    President and Chief Executive Officer
Peter Golden           Controller and Chief Accounting Officer
John H. Grady, Jr.*    Vice President and Secretary

----------
*    MR. TURNER IS AN "INTERESTED PERSON" (AS THAT TERM IS DEFINED IN THE 1940
     ACT) OF THE TURNER TRUST DUE TO HIS ASSOCIATION WITH TURNER INVESTMENT PARTNERS, INC., AN INVESTMENT ADVISER FOR OTHER SERIES IN THE TRUST. MESSRS. KNEELEY AND GRADY ARE "AFFILIATED PERSONS" (AS THAT TERM IS DEFINED IN THE 1940 ACT) OF THE TURNER TRUST AND TURNER INVESTMENT PARTNERS.

     ADMINISTRATOR. SEI Investments Mutual Funds Services ("SEI"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the PC Fund's administrator pursuant to an administrative agreement between the Turner Trust, on the PC Fund's behalf, and SEI.

     DISTRIBUTOR. SEI Investments Distribution Co. (the "Distributor"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, an affiliate of SEI, serves as the distributor of the PC Fund's shares pursuant to a distribution agreement between the Turner Trust, on the PC Fund's behalf, and the Distributor.

     5% SHAREHOLDERS. As of Monday, February 25, 2002, the following persons were the only persons who were record owners or, to the knowledge of the Turner Trust, were beneficial owners of 5% or more of shares of the PC Fund. The Turner Trust believes that most of the shares referred to below were held by the following persons in accounts for their fiduciary, agency, or custodial customers.

--------------------------------------------------------------------------------
NAME AND ADDRESS OF SHAREHOLDER   NUMBER OF SHARES   PERCENT OF FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Turner Trust's Trustees and officers do not own any shares of the PC Fund.

     ADJOURNMENT. In the event that sufficient votes in favor of one or more proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting. Penn Capital will bear the costs of any adjourned sessions.

     VOTING DETAILS. Each whole share held entitles the Shareholder to one vote for each dollar (carried forward to two decimal places) of net asset value of such share as of the close of business on Monday, February 25, 2002, and each fractional share is entitled to a proportionate fractional vote. A majority in interest of the PC Fund's shares entitled to vote on the proposal constitutes a quorum. Any shareholder given a proxy may revoke it at any time before it is exercised by submitting to the Turner Trust a specific written notice of revocation. Abstentions and "broker non-votes" will not be counted for or against the proposals, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and will therefore have the effect of counting against the proposals.

     Before the reorganization, the officers of the PC Fund will cause the PC Fund, as the initial sole shareholder of the Belstar Fund, to vote its shares for approval of the advisory agreements and any other matters appropriate to effectuate the reorganization. These actions will enable the Belstar Fund to satisfy the requirements of the 1940 Act without involving the time and expense of holding another shareholder meeting.

     As of the date of this proxy statement, the board of trustees of the Belstar Trust had not yet approved the reorganization. The board is expected to vote on the reorganization shortly. If the board of trustees of the Belstar Trust does not approve the reorganization, the reorganization will not take place, EVEN IF SHAREHOLDERS OF THE PC FUND APPROVE THE REORGANIZATION.

     SHAREHOLDER PROPOSALS. The Turner Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Turner Trust c/o Turner Investment Partners, Inc., 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312.

     OTHER MATTERS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

     REPORTS TO SHAREHOLDERS. THE TURNER TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE PC FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO SEI INVESTMENTS MUTUAL FUNDS SERVICES AT ONE FREEDOM VALLEY DRIVE, OAKS, PENNSYLVANIA 19456, OR BY CALLING 1-800-224-6312.

     SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO UTILIZE THESE METHODS OF VOTING.

                                             By Order of the Board of Trustees,


                                                              Stephen J. Kneeley
                                                                       President

Dated: March 4, 2002

                                   APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this __ day of _______, 2002, by and between the Turner Funds (formerly the "TIP Funds"), a Massachusetts business trust (the "Predecessor Trust"), on behalf of the Penn Capital Strategic High Yield Bond Fund (the "Predecessor Fund"), and the Belstar Trust, a Delaware business trust (the "Successor Trust"), on behalf of the Belstar High Yield Fund (the "Successor Fund").

     All references in this Agreement to action taken by the Predecessor Fund or the Successor Fund shall be deemed to refer to action taken by the Predecessor Trust or the Successor Trust, respectively, on behalf of the respective portfolio series.

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by the Predecessor Fund of all of its assets to the Successor Fund, in exchange solely for Class I shares of beneficial interest in such Successor Fund ("New Shares") having a net asset value equal to the net asset value of the Predecessor Fund, the assumption by the Successor Fund of all the liabilities of the Predecessor Fund, and the distribution of the New Shares to the shareholders of the Predecessor Fund in complete liquidation of such Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Predecessor Trust and the Successor Trust are each open-end, registered investment companies of the management type; and

     WHEREAS, the Board of Trustees of the Predecessor Trust and the Board of Trustees of the Successor Trust have determined that it is in the best interest of the Predecessor Fund and the Successor Fund, respectively, that the assets of the Predecessor Fund be acquired by the Successor Fund pursuant to this Agreement and that the interests of existing shareholders will not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.   PLAN OF REORGANIZATION

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Trust agrees to transfer all of the assets of the Predecessor Fund, as set forth in paragraph 1.2, to the Successor Fund and the Successor Trust agrees in exchange therefor: (i) to deliver to the Predecessor Trust a number of full and fractional New Shares of the Successor Fund equal to the number of Class I shares of the Predecessor Fund as of the time and date set forth in Article 2, and (ii) to assume all the liabilities of the Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

     1.2 The assets of the Predecessor Fund to be acquired by the Successor Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund on the closing date provided in paragraph 2.1 (the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Predecessor Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to the Successor Fund and may be enforced against the Successor Fund to the same extent as if the same had been incurred by the Successor Fund.

     1.3 Immediately upon delivery to the Predecessor Fund of the New Shares, the Predecessor Fund, as the then sole shareholder of the Successor Fund, shall
(i) elect trustees of the Successor Trust, (ii) approve an Investment Advisory Agreement between the Trust, on behalf of the Successor Fund and Voyager Advisors, LLC (the "Investment Manager" or "Voyager"), (iii) approve a Subadvisory Agreement by and between the Investment Manager, on behalf of the Belstar High Yield Fund, and Penn Capital Management Company, Inc., and (iv) ratify the selection of Ernst & Young LLP as the independent accountants of the Successor Fund.

     1.4 Immediately following the actions contemplated by paragraph 1.3, the Predecessor Fund will distribute pro rata to its shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the New Shares received by the Predecessor Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the New Shares then credited to the accounts of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Current Shareholders and representing the respective pro rata number of the New Shares due such shareholders. All issued and outstanding shares of the Predecessor Fund will simultaneously be canceled on the books of the Predecessor Trust, although share certificates representing interests in the Predecessor Trust will represent a number of Successor Shares after the Closing Date as determined in accordance with paragraph 2.2. The Successor Fund shall not issue certificates representing the New Shares in connection with such exchange. Ownership of New Shares will be shown on the books of the Successor Trust's transfer agent. As soon as practicable after the Closing, the Predecessor Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Fund.

2.   CLOSING AND CLOSING DATE

     2.1 The Closing Date shall be the next Monday that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Article 4 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of the Successor Trust, 375 Park Avenue, Suite 3607, New York, New York 10152, or at such other time and/or place as the parties may agree.

     2.2 The Predecessor Trust shall cause DST Systems Inc. (the "Transfer Agent"), transfer agent of the Predecessor Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of the Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the New Shares to be credited on the Closing Date to the Secretary of the Predecessor Trust or provide evidence satisfactory to the Predecessor Trust that such New Shares have been credited to the accounts of the Predecessor Fund on the books of the Successor Fund. At the Closing, each party to this Agreement shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.   REPRESENTATIONS AND WARRANTIES

     3.1 The Predecessor Trust, on behalf of the Predecessor Fund, hereby represents and warrants to the Successor Fund as follows:

     (i) the Predecessor Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;

     (ii) the Predecessor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Predecessor Fund;

     (iii) the execution and delivery of this Agreement on behalf of the Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Predecessor Trust or the shareholders of the Predecessor Fund (other than as contemplated in paragraph 4.1(vi)) are necessary to authorize this Agreement and the transactions contemplated hereby;

     (iv) the Predecessor Trust is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect. The Predecessor Fund is a separate series of the Predecessor Trust;

     (v) there are no material liabilities of the Predecessor Fund whether or not determined or determinable, other than liabilities disclosed or provided for in the Fund's Financial Statements and liabilities incurred in the ordinary course of business after the date of such Financial Statements;

     (vi) there are no claims, actions, suits or proceedings pending or, to the knowledge of the Predecessor Trust, threatened which would adversely affect the Predecessor Fund or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby or which upon such consummation would adversely affect the Successor Fund;

     (vii) this Agreement has been duly executed by the Predecessor Trust on behalf of the Predecessor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

     (viii) neither the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Fund, nor the consummation by the Predecessor Trust on behalf of the Predecessor Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Declaration of Trust or By-Laws of the Predecessor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Predecessor Trust is a party or by which the Predecessor Trust or any of its assets is subject or bound;

     (ix) as of the Effective Time of the Reorganization, all federal and other tax returns and reports of the Predecessor Fund required by law to have been filed shall have been filed, and all taxes of the Predecessor Fund shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Predecessor Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns. The Predecessor Fund has qualified and elected, and continues to qualify, to be treated as a regulated investment company under the provisions of Subchapter M of the Code; and

     (x) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Fund or the consummation of any transactions contemplated hereby by the Predecessor Trust, other than as shall be obtained at or prior to the Closing.

     3.2 The Successor Trust, on behalf of the Successor Fund, hereby represents and warrants to the Predecessor Fund as follows:

     (i) the Successor Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

     (ii) the Successor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Fund;

     (iii) the execution and delivery of this Agreement on behalf of the Successor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Successor Trust or the shareholders of the Successor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

     (iv) the Successor Trust is (or will be before the Effective Time of the Reorganization) registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect. The Successor Fund is or will be created as a separate series of the Successor Trust;

     (v) the Successor Trust's New Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable by the Successor Trust and no shareholder of the Successor Fund will have any preemptive right to subscription or purchase in respect thereof. Except for any shares issued pursuant to Article 1 above, there shall be no issued and outstanding New Shares or any other securities issued by the Successor Fund before the Effective Time of the Reorganization;

     (vi) there are no material liabilities of the Successor Trust, whether or not determined or determinable, other than liabilities incurred in the ordinary course of business or otherwise previously disclosed to the Predecessor Fund in writing. There are no liabilities of the Successor Trust of any kind for which the shareholders of the Predecessor Fund shall become responsible as the result of this Agreement or the consummation of the transactions contemplated hereby or otherwise;

     (vii) there are no claims, actions, suits or proceedings pending or, to the knowledge of the Successor Trust, threatened which would adversely affect the Successor Trust or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby or which upon such consummation would adversely affect the Successor Fund;

     (viii) this Agreement has been duly executed by the Successor Trust on behalf of the Successor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

     (ix) neither the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Fund, nor the consummation by the Successor Trust on behalf of the Successor Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Declaration of Trust or By-Laws of the Successor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Successor Trust is a party or by which the Successor Trust or any of its assets is subject or bound;

     (x) as of the Effective Time of the Reorganization, all federal and other tax returns and reports of the Successor Trust required by law to have been filed shall have been filed, and all taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Successor Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns. The Successor Fund intends to elect and qualify to be taxed as a regulated investment company under the provisions of Subchapter M of the Code;

     (xi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Fund or the consummation of any transactions contemplated hereby by the Successor Trust, other than as shall be obtained at or prior to the Closing;

     (xii) before the Effective Time of the Reorganization, the Successor Trust will take all steps necessary to cause the formation of the Successor Fund. The Successor Fund will have substantially the same investment objective and policies as the Predecessor Fund; and

     (xiii) all information contained in the proxy statement to be supplied to shareholders of the Predecessor Fund in connection with the Reorganization (the "Proxy Statement") that relates to the Successor Trust, the Successor Fund, Investment Manager, the agreement between the Investment Manager and subadviser, the agreement between the Successor Trust and other service providers, the effects, tax and otherwise, of the Reorganization on Fund shareholders and other matters known primarily to Successor Trust or the Investment Manager
(i) is true and correct in all material respects and (ii) does not contain (and will not contain at the time the Proxy Statement is mailed to Fund shareholders) any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

4.   CONDITIONS PRECEDENT

     4.1 The obligations of the Predecessor Trust on behalf of the Predecessor Fund and the Successor Trust on behalf of the Successor Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

     (i) such authority from the Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

     (ii) the Registration Statement of the Successor Trust with respect to the Successor Fund shall have been filed with the SEC and shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement or amendment thereto shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     (iii) the applicable New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

     (iv) all representations and warranties of the Predecessor Trust on behalf of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Successor Trust on behalf of the Successor Fund shall have received a certificate of an officer of the Predecessor Trust acting on behalf of the Predecessor Fund to that effect in form and substance reasonably satisfactory to the Successor Trust on behalf of the Successor Fund;

     (v) all representations and warranties of the Successor Trust on behalf of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Predecessor Trust on behalf of the Predecessor Fund shall have received a certificate of an officer of the Successor Trust acting on behalf of the Successor Fund to that effect in form and substance reasonably satisfactory to the Predecessor Trust on behalf of the Predecessor Fund;

     (vi) the Predecessor Fund shall have received on the Closing Date an opinion from counsel, Dechert, in a form reasonably satisfactory to the Predecessor Fund, and dated as of the Closing Date, to the effect that: (a) the Successor Trust has been duly formed and is an existing business trust in good standing; (b) the Successor Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Successor Trust's registration statement under the 1940 Act; (c) this Agreement has been duly authorized, executed and delivered by the Successor Trust, on behalf of the Successor Fund, and constitutes a valid and legally binding obligation of the Successor Trust, on behalf of the Successor Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the New Shares to be delivered to the Predecessor Trust as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by the Successor Trust and no shareholder of the Successor Fund has any preemptive right to subscription or purchase in respect thereof; (e) the execution and delivery of this Agreement did not, and the exchange of the Predecessor Fund's assets for New Shares of the Successor Fund pursuant to this Agreement will not, violate the Successor Trust's Declaration of Trust, or By-laws; and (f) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Successor Fund under the Federal laws of the United States or the laws of the State of Delaware for the exchange of the Predecessor Fund's assets for New Shares of the Successor Fund, pursuant to this Agreement have been obtained or made;

     (vii) the Successor Fund shall have received on the Closing Date an opinion from counsel, Morgan, Lewis & Bockius, in a form reasonably satisfactory to the Successor Fund, and dated as of the Closing Date, to the effect that: (a) the Predecessor Trust has been duly formed and is an existing business trust in good standing; (b) the Predecessor Fund has the corporate power to carry on its business as presently conducted in accordance with the description thereof in the Predecessor Trust's registration statement under the 1940 Act; (c) this Agreement has been duly authorized, executed and delivered by the Predecessor Trust, on behalf of the Predecessor Fund, and constitutes a valid and legally binding obligation of the Predecessor Trust, on behalf of the Predecessor Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the exchange of the Predecessor Fund's assets for New Shares of the Successor Fund pursuant to this Agreement will not, violate the Predecessor Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Predecessor Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Predecessor Fund's assets for New Shares of the Successor Fund, pursuant to this Agreement have been obtained or made;

     (viii) the Predecessor Trust on behalf of the Predecessor Fund and the Successor Trust on behalf of the Successor Fund shall have received opinions from counsel, _______________, regarding certain tax matters in connection with the Reorganization;

     (ix) a vote approving the transactions contemplated by this Agreement shall have been adopted by at least a majority of the outstanding shares of the Predecessor Fund, all classes voting together, entitled to vote at a special meeting of shareholders of such Predecessor Fund duly called for such purpose (the "Special Meeting"); and

     (x) Voyager's registration statement on Form ADV shall have been declared effective under the Investment Advisers Act of 1940.

5.   BROKERAGE FEES AND EXPENSES

     5.1 The Successor Trust and the Predecessor Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     5.2 [Turner Investment Partners, Inc. will pay the expenses associated with preparing the Proxy Statement and filing it with the SEC. Penn Capital Management Company, Inc. will pay all other expenses associated with the Predecessor Fund's participation in the transactions contemplated by this Agreement. Such expenses include, but are not limited to: (i) postage expenses associated with mailing the Proxy Statement; (ii) printing; (iii) accounting fees; (iv) legal fees; (v) solicitation costs; and (vi) other related administrative or operational costs.]

6.   INDEMNIFICATION

     The Successor Fund agrees to indemnify and hold harmless the Predecessor Fund and each of the Predecessor Fund's trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Predecessor Fund or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Successor Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     The Predecessor Fund agrees to indemnify and hold harmless the Successor Fund and each of the Successor Fund's trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Successor Fund or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Predecessor Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     [The Successor Fund will assume certain liabilities and obligations of the Predecessor Fund relating to any obligation of the Predecessor Fund to indemnify its current and former trustees and officers, acting in their capacities as such, to the fullest extent permitted by law and the Predecessor Trust's Declaration of Trust, as in effect as of the date of this Agreement. Without limiting the foregoing, the Successor Trust, on behalf of the Successor Fund, agrees that all rights to indemnification and all limitations of liability existing in favor of the current and former trustees and officers , acting in their capacities as such, under the Predecessor Fund's Declaration of Trust as in effect as of the date of this Agreement shall survive the transactions contemplated by this Agreement and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Successor Trust, its successors or assigns.]

7.   ENTIRE AGREEMENT

     The Successor Trust and the Predecessor Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

8.   TERMINATION

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Trustees, at any time prior to the

Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Successor Trust or the Predecessor Trust, or their respective Trustees or officers, to the other party.

9.   AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Predecessor Trust and the Successor Trust; provided, however, that following the Special Meeting of the Current Shareholders called by the Predecessor Trust pursuant to paragraph 4.1(vii) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of New Shares to be issued to the Current Shareholders under this Agreement to the detriment of such shareholders without their further approval.

10.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

11. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY; PRIVACY

     11.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     11.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

     11.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     11.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     11.5 It is expressly agreed that the obligations of the Predecessor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Predecessor Trust personally, but shall bind only the trust property of the Predecessor Trust, as provided in the Declaration of Trust of the Predecessor Trust. The execution and delivery by such officers of the Predecessor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Predecessor Trust as provided in the Declaration of Trust of the Predecessor Trust. The Predecessor Trust is a series company with multiple series and has entered into this Agreement on behalf of the Predecessor Fund. With respect to any obligation of the Predecessor

Trust arising hereunder, the Successor Trust and the Successor Fund shall look for payment or satisfaction of such obligations solely to the assets and property of the Predecessor Fund.

     11.6 It is expressly agreed that the obligations of the Successor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Successor Trust personally, but shall bind only the trust property of the Successor Trust, as provided in the Declaration of Trust of the Successor Trust. The execution and delivery by such officers of the Successor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Successor Trust as provided in the Declaration of Trust of the Successor Trust. The Successor Trust is a series company with multiple series and has entered into this Agreement on behalf of the Successor Fund. With respect to any obligation of the Successor Trust arising hereunder, the Predecessor Fund and the Predecessor Trust shall look for payment or satisfaction of such obligations solely to the assets and property of the Successor Fund.

     11.7 Notwithstanding any provision herein to the contrary, each party agrees not to use or disclose nonpublic personal information of customers and consumers of the Predecessor Fund for any purpose other than performance of its responsibilities and duties under this Agreement or as required or permitted by applicable law, including, without limitation, Regulation S-P of the SEC.

     11.8 Sections 5.2, 6, 11.5 and 11.6 shall continue in effect beyond the consummation of the transactions contemplated by this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

ACKNOWLEDGED:

TURNER INVESTMENT PARTNERS                       THE TURNER FUNDS,
                                                 a Massachusetts business trust


By:                                              By
   -------------------------------                  ----------------------------
Name:                                            Name:
Title:                                           Title:

VOYAGER ADVISORS, LLC                            BELSTAR TRUST,
                                                 a Delaware business trust


By:                                          By:
   -------------------------------              ----------------------------
Name:                                        Name:
Title:                                       Title:

PENN CAPITAL MANAGEMENT COMPANY, INC.


By:
   -------------------------------
Name:
Title:

                                   APPENDIX B

                                  BELSTAR TRUST
                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made this ____ day of __________ 2002, and by and between BELSTAR TRUST, a Delaware business trust (the "Trust"), and VOYAGER ADVISORS, LLC., a Delaware limited liability company (the "Adviser").

     The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), consisting of the Belstar Small Cap Value Fund and the Belstar High Yield Fund (each a "Fund" and collectively the "Funds").

     The Trust desires to retain the Adviser to render investment advisory services to the Funds, and the Adviser is willing to render such investment advisory on the terms set forth below.

     The parties agree as follows:

     1. The Trust hereby appoints the Adviser to act as investment adviser to the Trust and the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services described, for the compensation provided, in this Agreement. The parties agree that the Adviser may render services under this Agreement through the retention of one or more investment subadvisers although such retention shall not relieve the Adviser of its responsibilities hereunder.

     2. Subject to the supervision of the Trustees, the Adviser shall manage the investment operations of the Funds and the composition of each Fund's portfolio, including the purchase and retention and disposition of portfolio securities, in accordance with each Fund's investment objectives, policies and restrictions as stated in the Trust's Prospectus and Statement of Additional Information subject to the following understandings:

     (a) The Adviser shall provide supervision of each Fund's investments and determine from time to time what investments will be made, held or disposed of or what securities will be purchased and retained, sold or loaned by each Fund, and what portion of the assets will be invested or held uninvested as cash.

     (b) The Adviser shall use its best judgment in the performance of its duties under this Agreement.

     (c) The Adviser, in the performance of its duties and obligations under this Agreement, shall (i) act in conformity with the Declaration of Trust, By-Laws, Prospectus and Statement of Additional Information of the Trust, and with the instructions and directions of the Trustees, and (ii) conform to and comply with the requirements of the Investment Company Act and all other applicable federal and state laws and regulations.

     (d) (i) The Adviser shall determine the securities to be purchased or sold by each Fund and will place orders pursuant to its determinations with or through such persons, brokers or dealers to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information or as the Trustees may direct from time to time. In providing each Fund with investment supervision, the Adviser will provide best execution, giving primary consideration to securing the most favorable price and efficient execution. The Adviser may also consider the financial responsibility, research and investment information and other services and research related products provided by brokers or dealers who may effect or be a party to any such transactions or other transactions to which other clients of the Adviser may be a party. The Funds recognize that the services and research related products provided by such brokers may be useful to the Adviser in connection with its services to other clients.

     (ii) When the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transactions, will be made by the Adviser in the manner it considers to be the most equitable and consistent with applicable legal and regulatory guidance, and with its fiduciary obligations to each Fund and to such other clients.

     (e) The Adviser shall maintain, or cause to be maintained, all books and records required under the Investment Company Act to the extent not maintained by the custodian of the Trust. The Adviser shall render to the Trustees such periodic and special reports as the Trustees may reasonably request.

     (f) The Adviser shall provide, or cause to be provided to, the Trust's custodian on each business day information relating to all transactions concerning each Fund's assets.

     (g) The investment management services of the Adviser to the Trust and to each Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

     3. The Trust has delivered to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

     (a) Declaration of Trust as filed with the Secretary of the State of Delaware (such Declaration of Trust, as in effect on the date hereof and as further amended from time to time, are herein called the "Declaration of Trust");

     (b) By-Laws of the Trust (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

     (c) Certified resolutions of the Trustees authorizing the appointment of the Adviser and approving this Agreement on behalf of the Trust and each Fund;

     (d) Registration Statement on Form N-lA under the Investment Company Act and the Securities Act of 1933, as amended from time to time (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission"), relating to the Trust and shares of beneficial interest of each Fund and all amendments thereto.

     (e) Notification of Registration of the Trust under the Investment Company Act on Form N-8A as filed with the Commission and all amendments thereto;

     (f) Prospectus and Statement of Additional Information included in the Registration Statement, as amended from time to time. All references to this Agreement, the Prospectus and the Statement of Additional Information shall be to such documents as most recently amended or supplemented and in effect.

     4. The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Trust and/or the Funds to serve in the capacities in which they are elected. All services to be furnished by the Adviser under this Agreement may be furnished through such directors, officers or employees of the Adviser.

     5. The Adviser agrees that all records which it maintains for the Trust and/or the Funds are property of the Trust and/or the Funds. The Adviser will surrender promptly to the Trust and/or the Funds any such records upon either the Trust's or the Fund's request. The Adviser further agrees to preserve such records for the periods prescribed in Rule 3la-2 of the Commission under the Investment Company Act.

     6. In connection with the services rendered by the Adviser under this Agreement, the Adviser will pay all of the following expenses:

     (a) the salaries and expenses of all personnel of the Trust, the Funds and the Adviser required to perform the services to be provided pursuant to this Agreement, except the fees of the trustees who are not affiliated persons of the Adviser, and

     (b) all expenses incurred by the Adviser in connection the performance of the Adviser's responsibilities hereunder, other than the cost of securities, brokers' commissions, and any issue or transfer taxes chargeable to each respective Fund in connection with its securities transactions.

     7. For the services provided and the expenses assumed pursuant to this Agreement, each Fund will pay to the Adviser as compensation, at the end of each calendar month, an advisory fee computed daily at an annual rate equal to 0.75 of 1% of the Fund's average daily net assets. The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the Investment Company Act and the terms of the Registration Statement. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Fund's Declaration of Trust and the Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this Section 8, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any month end when the Adviser's compensation is payable pursuant to this Section, the Adviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month). If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 8.

     8. The Adviser may rely on information reasonably believed by it to be accurate and reliable. Neither the Adviser nor its officers, directors, employees or agents or controlling persons shall be liable for any error or judgment or mistake of law, or for any loss suffered by the Trust and/or a Fund in connection with or arising out of the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     9. As to each Fund, this Agreement shall become effective as of the date of its execution and shall continue in effect for a period of up to two years from the date of execution. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Fund's Trustees or (ii) a vote of a "majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Fund, provided that in either event the continuance also is approved by a majority of the Fund's Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days written notice by the Adviser, by the Fund's Trustees, or by vote of holders of a majority of the Fund's shares. For a period of eighteen months from the date of execution of this Agreement, the Adviser may terminate this Agreement, without penalty, on six months written notice. Thereafter, the Adviser may terminate this Agreement, without penalty, on 60 days written notice. This Agreement also will terminate automatically in the event of its assignment (as defined in the Investment Company Act).

     10. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser who may also be a trustee, officer or employee of the Trust and/or the Funds to engage in any other business or to devote his time and attention in part to the management or other aspect of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Adviser to engage in any other business or to render services of any kind to any other person or entity.

     11. During the term of this Agreement, the Trust and each Fund agree to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of each Fund or the public, which refer in any way to the Adviser, prior to use thereof and not to use such material if the Adviser reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt. In the event of termination of the Agreement, the Trust and/or each Fund will continue to furnish to the Adviser such other information relating to the business affairs of the Trust and/or each Fund as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

     12. Subject to applicable laws and regulations, this Agreement may be amended by mutual agreement, but only after authorization of such amendments by the affirmative vote of a majority of the members of the Trustees who are not interested persons of the Trust or any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     13. The Adviser, the Trust and the Funds each agree that the name "Voyager" is proprietary to, and a property right of, the Adviser. The Trust and the Funds agree and consent that (i) each will only use the name "Voyager" as part of its name and for no other purpose, (ii) each will not purport to grant any third party the right to use the name "Voyager" and (iii) upon the termination of this Agreement, the Trust and the Funds shall, upon the request of the Adviser, cease to use the name "Voyager", and shall use its best efforts to cause its officers, trustees and shareholders to take any and all actions which the Adviser may reasonably request to effect the foregoing.

     14. Any notice or other communications required to be given pursuant to this Agreement shall be deemed to be given if delivered or mailed by registered mail, postage paid, (1) to the Adviser at 375 Park Avenue, Suite 3607, New York, New York 10152, Attention: Secretary; or (2) to the Trust and/or the Funds, 375 Park Avenue, Suite 3607, New York, New York 10152, Attention: Secretary.

     15. (a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the Investment Company Act, the Advisers Act, or rules or orders of the SEC thereunder. In the event of any litigation in which the Adviser and the Trust are adverse parties and there are no other parties to such litigation, such action shall be brought in the United States District Court for the State of New York, located in New York, New York.

     (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     (c) This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed to constitute one and the same instrument.

     16. The Declaration of Trust, establishing the Trust, dated __________, 2002, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the State of Delaware, provides that the name "Belstar Trust" refers to the Trustees under the Declaration collectively as trustees, but not individually or personally; and no Trustee, shareholder, officer, employee or agent of the Trust and/or the Funds may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the Trust property only shall be liable.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of _______________, 2002.

                                                 VOYAGER ADVISORS, LLC


                                                 By:
                                                    ----------------------------
                                                    ROBERT J. ADLER
                                                    PRESIDENT


                                                 BELSTAR TRUST


                                                 By:
                                                    ----------------------------
                                                    MARK J. SFARRA
                                                    SECRETARY

                                   APPENDIX C

                             BELSTAR HIGH YIELD FUND
                              SUBADVISORY AGREEMENT

AGREEMENT made this ______ day of __________, 2002 by and between Voyager Advisors, LLC, a Delaware Limited Liability Company (hereinafter the "Adviser"), investment adviser for the Belstar High Yield Fund (hereinafter the "Fund") and Penn Capital Management Company, Inc., a New Jersey corporation (hereinafter the "Subadviser").

WHEREAS, the Adviser has been retained by the Fund, an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), to provide investment advisory services to the Fund pursuant to an Investment Advisory Agreement dated __________, 2002 (the "Investment Advisory Agreement"); and

WHEREAS, the Fund's Trustees, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, of the Fund or any party to this Subadvisory Agreement and the Fund's shareholders have approved the appointment of the Subadviser to perform certain investment advisory services for the Fund pursuant to this Subadvisory Agreement with the Adviser, and the Subadviser is willing to perform such services for the Fund;

WHEREAS, the Subadviser is or will be registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"), prior to performing its services for the Fund under this Agreement;

NOW THEREFORE, in consideration of the promises and mutual convenants herein contained, it is agreed between the Adviser and the Subadviser as follows:

     1. Appointment. The Adviser hereby appoints the Subadviser to perform advisory services to the Fund for the periods and on the terms set forth in this Subadvisory Agreement. The Subadviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. Duties of Subadviser. The Adviser hereby authorizes Subadviser to manage the investment and reinvestment of cash and investments constituting the assets of the Fund with power on behalf of and in the name of the Fund at Subadviser's discretion; subject at all times to the supervision of the Adviser and the Trustees of the Fund, including, without limitation:

     (a) to direct the purchase, subscription or other acquisition of investments and to direct the sale, redemption, and exchange of investments, subject to the duty to render to the Trustees of the Fund, the Adviser and the Custodian written reports of the composition of the portfolio of the Fund as often as the Adviser or Trustees of the Fund shall reasonably require;

     (b) to make all decisions relating to the manner, method and timing of investment transactions, to select brokers, dealers and other intermediaries by or through whom such transactions will be effected, and to engage such consultants, analysts and experts in connection therewith as may be considered necessary or appropriate;

     (c) to direct banks, brokers or custodians to disburse funds or assets solely in order to execute investment transactions for the Fund, provided that the Subadviser shall have no other authority to direct the transfer of the Fund's funds or assets to itself or other persons and shall have no other authority over the disbursement (as opposed to investment decisions) of funds or assets nor any custody of any of the Fund's funds or assets; and

     (d) to take all such other actions as may be considered necessary or appropriate to discharge its duties hereunder; provided that any specific or general directions which the Trustees of the Fund, or the Adviser may give to the Subadviser with regard to any of the foregoing powers shall, unless the contrary is expressly stated therein, override the general authority given by this provision to the extent that the Trustees of the Fund may, at any time and from time to time, direct, either generally or to a limited extent and either alone or in concert with the Adviser or the Subadviser (provided that such directions would not cause the Subadviser to violate any fiduciary duties or any laws with regard to the Subadviser's duties and responsibilities), all or any of the same as they shall think fit and, in particular, the Adviser shall have the right to request the Subadviser to place trades through brokers and other agents of the Adviser's choice, subject to the Subadviser's judgment that such brokers or agents will provide best execution, taking into consideration factors the Subadviser deems relevant including, without limitation, the price of the security, research or other services which render that broker's services the most appropriate for the Subadviser's needs, the financial condition and dealing and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis; and provided further that nothing herein shall be construed as giving the Subadviser power to manage the aforesaid cash and investments in such a manner as would cause the Fund to be considered a "dealer" in stocks, securities or commodities for U.S. federal income tax purposes.

     The Adviser shall monitor and review the performance of the Subadviser under this Agreement, including but not limited to the Subadviser's performance of the duties delineated in subparagraphs (a)-(d) of this provision; provided however that nothing herein shall constitute the Subadviser as an agent of the Adviser or the Adviser as a guarantor of the performance of the Subadviser, or otherwise make the Adviser responsible for the actions of the Subadviser.

The Subadviser further agrees that, in performing its duties hereunder, it will:

     (a) (i) comply in all material respects with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, the current Prospectus and Statement of Additional Information for the Fund supplied to the Subadviser by the Adviser, and with any applicable procedures adopted by the Trustees in writing supplied to the Subadviser by the Adviser; (ii) manage the Fund in accordance with the investment requirements for regulated investment companies under Subchapter M of the Code and regulations issued thereunder; and
(iii) direct the placement of orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

     (b) furnish to the Fund whatever non-proprietary reports the Fund may reasonably request with respect to the Fund's assets or contemplated strategies. In addition, the Subadviser will keep the Fund and the Trustees informed of developments materially affecting the Fund's portfolio and shall, on the Subadviser's own initiative, furnish to the Fund from time to time whatever information the Subadviser believes appropriate for this purpose;

     (c) make available to the Fund's administrator, (the "Administrator"), the Adviser, and the Fund, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Adviser, the Administrator and the Fund in their compliance with applicable laws and regulations. The Subadviser will furnish the Adviser or the Trustees with such periodic and special reports regarding the Fund as they may reasonably request; and

     (d) immediately notify the Adviser and the Fund in the event that the Subadviser or any of its affiliates: (i) becomes aware that it is subject to a statutory disqualification that prevents the Subadviser from serving as an investment adviser pursuant to this Subadvisory Agreement; or (ii) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Subadviser further agrees to notify the Fund and the Adviser immediately of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in the Fund's Registration Statement, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Fund, Adviser, Administrator, and their affiliates shall likewise immediately notify the Subadviser if any of them becomes aware of any regulatory action of the type described in this subparagraph 2(d).

     3. Allocation of Charges and Expenses. The Subadviser shall pay all expenses associated with the management of its business operations in performing its responsibilities hereunder, including the cost of its own overhead, research, compensation and expenses of its directors, officers and employees, and other internal operating costs; provided, however, that the Subadviser shall be entitled to reimbursement on a monthly basis by the Adviser of all reasonable out-of-pocket expenses properly incurred by it in connection with serving as subadviser to the Fund. For the avoidance of doubt, the Fund shall bear or separately arrange for another to bear its own overhead and other internal operating costs (whether incurred directly or by the Adviser or the Subadviser) including, without limitation:

     (a) the costs incurred by the Fund in the preparation and printing of the Prospectus or any offering literature (including any form of advertisement or other solicitation materials calculated to lead to investors subscribing for shares);

     (b) all fees and expenses on behalf of the Fund to the Transfer Agent and the Custodian;

     (c) the reasonable fees and expenses of accountants, auditors, lawyers and other professional advisors to the Fund;

     (d) any interest, fee or charge payable on or on account of any borrowing by the Fund;

     (e) fiscal and governmental charges and duties relating to the purchase, sale, issue or redemption of shares and increases in authorized share capital of the Fund;

     (f) the fees of any stock exchange or over-the-counter market on which shares of the Fund may from time to time be listed, quoted or dealt in and the expenses of obtaining any such listing, quotation or permission to deal;

     (g) the fees and expenses (if any) payable to Trustees;

     (h) brokerage, fiscal or governmental charges or duties in respect of or in connection with the acquisition, holding or disposal of any of the assets of the Fund or otherwise in connection with its business;

     (i) the expenses of publishing details and prices of shares of the Fund in newspapers and other publications;

     (j) all expenses incurred in the convening of meetings of shareholders or in the preparation of agreements or other documents relating to the Fund or in relation to the safe custody of the documents of title of any investments;

     (k) all Trustees communication costs; and

     (l) all premiums and costs for Fund insurance and blanket fidelity bonds.

     4. Compensation. As compensation for the services provided by the Subadviser under this Agreement, the Adviser will pay the Subadviser at the end of each calendar month an advisory fee computed daily at an annual rate equal to
0.00 of 1% of the Fund's average daily net assets under $25 million, 0.30 of 1% of the Fund's average daily net assets greater than or equal to $25 million, and
0.38 of 1% of the Fund's average daily net assets greater than or equal to $50 million. The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act and the terms of the Fund's Registration Statement. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Fund's Declaration of Trust and the Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this Section 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any month end when the Subadviser's compensation is payable pursuant to this Section, the Subadviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month). If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4.

     5. Books and Records. The Subadviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by applicable laws or regulations. The Subadviser also agrees that records it maintains and preserves pursuant to Rule 31a-2 under the 1940 Act (excluding trade secrets or intellectual property rights) in connection with its services hereunder are the property of the Fund and will be surrendered promptly to the Fund upon its request, and the Subadviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

     6. Standard of Care and Limitation of Liability. The Subadviser shall exercise its best judgment in rendering the services provided by it under this Subadvisory Agreement. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares or by the Adviser in connection with the matters to which this Subadvisory Agreement relates, provided that nothing in this Subadvisory Agreement shall be deemed to protect or purport to protect the Subadviser against liability to the Fund or to holders of the Fund's shares or to the Adviser to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadviser's reckless disregard of its obligations and duties under this Subadvisory Agreement. As used in this Section 6, the term "Subadviser" shall include any officers, directors, employees or other affiliates of the Subadviser performing services for the Fund.

     In no event shall the Subadviser be liable for actions taken, or actions not taken, with respect to the performance of services under this Subadvisory Agreement based upon specific information, instructions or requests given or made to the Subadviser by the Adviser, and this Subadvisory Agreement does not in any way limit the duties and responsibilities that the Adviser has agreed to under the Investment Advisory Agreement.

     7. Services Not Exclusive. The Adviser understands that the Subadviser now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and, except as may be separately agreed to from time to time between the Adviser and the Subadviser, the Trust has no objection to the Subadviser so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Subadviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Subadviser agrees to allocate similar opportunities to sell securities. The Adviser recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund. In addition, the Adviser understands that the persons employed by the Subadviser to assist in the performance of the Subadviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Subadviser or any affiliate of the Subadviser to engage in and devote time and attention to other business or to render services of whatever kind or nature.

     8. Duration and Termination. This Agreement shall become effective as of the date of its execution and shall continue in effect for a period of up to two years from the date of execution. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Fund's Trustees or (ii) a vote of a "majority" of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event the continuance also is approved by a majority of the Fund's Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days written notice by the Adviser, by the Fund's Trustees, or by vote of holders of a majority of the Fund's shares. For a period of eighteen months from the date of execution of this Agreement, the Subadviser may terminate this Agreement, without penalty, on six months written notice. Thereafter, the Subadviser may terminate this Agreement, without penalty, on 60 days written notice. This Agreement will terminate automatically five business days after the Subadviser receives written notice of the termination of the advisory agreement between the Fund and the Adviser. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940
Act).

     9. Amendments. No provision of this Subadvisory Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by both parties, and no material amendment of this Subadvisory Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and
(ii) a majority of the Trustees of the Fund, including a majority of Trustees who are not interested persons of the Fund or of any party to this Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     10. Independent Contractor. Subadviser shall for all purposes of this Agreement be deemed to be an independent contractor and, except as otherwise expressly provided herein, shall have no authority to act for, bind or represent the Fund or Adviser in any way or otherwise be deemed to be an agent of the Fund or the Adviser. Likewise, the Fund, the Adviser and their respective affiliates, agents and employees shall not be deemed agents of the Subadviser and shall have no authority to bind Subadviser.

     11. Use of Name. (a) The Fund may, subject to sub-clause (b) below, use the name, "Penn Capital Management Company, Inc." or "Penn Capital" for promotional purposes only for so long as this Agreement (or any extension, renewal or amendment thereof) continues in force, unless the Subadviser shall specifically consent in writing to such continued use thereafter. Any permitted use by the Fund during the term hereof of the name of the Subadviser or Penn Capital shall in no way prevent the Subadviser or any of its shareholders or any of their successors, from using or permitting the use of such name (whether singly or in any combination with any other words) for, by or in connection with an entity or enterprise other than the Fund. The name and right to the name Penn Capital Management Company, Inc. or any derivation of the name Penn Capital shall at all times be owned and be the sole and exclusive property of Penn Capital and its affiliated entities. Penn Capital Management Company, Inc., by entering into this Agreement, is allowing the Fund to use the name Penn Capital Management Company, Inc. and/or Penn Capital solely by or on behalf of the Fund. At the conclusion of this Agreement or in the event of any termination of this Agreement or if the Subadviser's services are terminated for any reason, each of the authorized parties and their respective employees, representatives, affiliates, and associates agree that they shall immediately cease using the name Penn Capital Management Company, Inc. and/or Penn Capital for any purpose whatsoever.

     (b) The Adviser and its affiliates shall not publish or distribute, and shall cause the Fund not to publish or distribute to Fund shareholders, prospective investors, sales agents or members of the public any disclosure document, offering literature (including any form of advertisement or other solicitation materials calculated to lead investors to subscribe for and purchase shares of the Fund) or other document referring by name to the Subadviser or any of its affiliates, unless the Subadviser shall have consented in writing to such references in the form and context in which they appear; provided however, that where the Fund timely seeks to obtain approval of disclosure contained in any documents required to be filed by the Fund, and such approval is not forthcoming on or before the date on which such documents are required by law to be filed, the Subadviser shall be deemed to have consented to such disclosure.

12. Miscellaneous.

     (a) This Subadvisory Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder. In the event of any litigation in which the Adviser and the Subadviser are adverse parties and there are no other parties to such litigation, such action shall be brought in the United States District Court for the State of New York, located in New York, New York.

     (b) The captions of this Subadvisory Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     (c) This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed to constitute one and the same instrument.

     13. Notices. Any notice, instruction or other instrument required or permitted to be given hereunder may be delivered in person to the offices of the parties during normal business hours, or delivered or sent by prepaid registered mail, express mail or by facsimile to the parties at such offices or such other address as may be notified by either party from time to time. Such notice, instruction or other instrument shall be deemed to have been served, in the case of a registered letter at the expiration of seventy-two (72) hours after posting; in the case of express mail, within twenty-four (24) hours after dispatch; and in the case of facsimile, immediately on dispatch, and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery or transmission when normal business hours commence. Evidence that the notice, instruction or other instrument was properly addressed, stamped and put into the post shall be conclusive evidence of posting.

     14. Non-Solicitation. Adviser, its affiliates and their respective agents (including brokers engaged in marketing and selling shares of the Fund), and each of their employees and affiliates agree not to knowingly solicit to invest in the Fund any persons or entities who are clients of or investors in any fund or investment vehicle managed by any entity owned or affiliated with Penn Capital Management Company, Inc.

     15. Privacy. Notwithstanding any provision herein to the contrary, each party agrees not to use or disclose nonpublic personal information of customers and consumers of the Fund for any purpose other than performance of its responsibilities and duties under this Subadvisory Agreement or as required or permitted by applicable law, including, without limitation, Regulation S-P of the SEC.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of _______________, 2002.

                                        VOYAGER ADVISORS, LLC


                                        By:
                                            ------------------------------------
                                            ROBERT J. ADLER
                                            PRESIDENT


                                        PENN CAPITAL MANAGEMENT COMPANY, INC.


                                        By:
                                            ------------------------------------
                                            RICHARD A. HOCKER
                                            CHIEF INVESTMENT OFFICER

                                THE TURNER FUNDS
                   SPECIAL MEETING OF THE SHAREHOLDERS OF THE
                  PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, TO BE HELD ON

                             FRIDAY, MARCH 29, 2002

The undersigned, hereby appoints Ms. Donna Rafa and Mr. Timothy Barto as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Penn Capital Strategic High Yield Bond Fund (the "Fund"), a series of the Turner Funds (the "Trust"), to be held in the offices of SEI Investments Mutual Funds Services, the Fund's administrator, at One Freedom Valley Drive, Oaks, Pennsylvania 19456 on Friday, March 29, 2002, at 2:00 p.m. Eastern Time, and any adjournments or postponements of the Special Meeting (the "Meeting") all shares of beneficial interest of the Fund that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below, and in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE FOLLOWING
PROPOSALS:

PROPOSAL 1.         APPROVAL OF THE REORGANIZATION OF THE PENN CAPITAL STRATEGIC
                    HIGH YIELD BOND FUND, A SERIES OF TURNER FUNDS, WITH AND
                    INTO THE BELSTAR HIGH YIELD FUND, A SERIES OF THE BELSTAR
                    TRUST.

                    ____FOR ____AGAINST ____ABSTAIN

PROPOSAL 2.         APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT BETWEEN VOYAGER
                    ADVISORS, LLC ("VOYAGER") AND THE BELSTAR TRUST, ON BEHALF
                    OF THE BELSTAR HIGH YIELD FUND.

                    ____FOR ____AGAINST ____ABSTAIN

PROPOSAL 3.         APPROVAL OF A SUB-ADVISORY AGREEMENT BETWEEN VOYAGER AND
                    PENN CAPITAL MANAGEMENT COMPANY, INC.

                    ____FOR ____AGAINST ____ABSTAIN

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the proxy statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. If the shares are held jointly, each holder should sign this proxy.

Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:________, 2002
                                            ---------------------------
                                            Signature of Shareholder


                                            ---------------------------
                                            Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

TELEPHONE AND INTERNET VOTING INSTRUCTIONS:

TO VOTE BY TELEPHONE:

1)   READ THE PROXY STATEMENT AND HAVE THIS PROXY CARD AT HAND.

2)   CALL 1-800-690-6903

3) ENTER THE 12-DIGIT CONTROL NUMBER SET FORTH BELOW AND FOLLOW THE SIMPLE INSTRUCTIONS.

TO VOTE BY INTERNET:

1)   READ THE PROXY STATEMENT AND HAVE THIS PROXY CARD AT HAND.

2)   GO TO WEBSITE WWW.PROXYVOTE.COM

3) ENTER THE 12-DIGIT CONTROL NUMBER SET FORTH BELOW AND FOLLOW THE SIMPLE INSTRUCTIONS.

CONTROL NUMBER:  XXXXXXXXXXXX